UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 28, 2016
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South
Seattle, Washington 98104
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(206) 539-3000

Registrant's former address (if changed since last report):
33663 Weyerhaeuser Way South
Federal Way, Washington 98063

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01	Financial Statements and Exhibits.
SIGNATURES

Introductory Note
As previously disclosed, Weyerhaeuser Company (“Weyerhaeuser”) merged with Plum Creek Timber Company, Inc. (“Plum Creek”) on February 19, 2016. As part of its ongoing integration of Plum Creek operations, Weyerhaeuser has consolidated several former Plum Creek subsidiary entities. On September 28, 2016, Plum Creek Timberlands, L.P. (“Plum Creek Timberlands”), a Delaware limited partnership and the former Plum Creek operating subsidiary, merged with and into Weyerhaeuser (the “Subsidiary Merger”), with Weyerhaeuser as the surviving company.
Section 1 - Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
On September 28, 2016, in connection with the Subsidiary Merger, Weyerhaeuser and U.S. Bank National Association, as Trustee, entered into Supplemental Indenture No. 2 (the “Supplemental Indenture”) with respect to the Indenture dated as of November 14, 2005 (as supplemented by Supplemental Indenture No. 1 dated as of February 19, 2016, the “Indenture”) governing the 4.70% Notes due 2021 and the 3.25% Notes due 2023 (the “Notes”). Pursuant to the Supplemental Indenture, Weyerhaeuser has assumed all of the obligations, and succeeds to all of the rights, of Plum Creek Timberlands under the Indenture, the Notes and the related agreements.
The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the full text of the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 2 - Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of Section 1 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of Section 2.
Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed with this report.
Exhibit No.     Description

4.1
Supplemental Indenture No. 2 dated September 28, 2016, by and between Weyerhaeuser Company, as Successor Issuer, and U.S. Bank National Association, as Trustee, relating to the 4.70% Notes due 2021 and the 3.25% Notes due 2023

4.2
Supplemental Indenture No. 1 dated February 19, 2016 by and among Plum Creek Timberlands, L.P., as Issuer, Weyerhaeuser Company, as Successor Guarantor, and U.S. Bank National Association, as Trustee (Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, File No. 1-4825, filed on February 19, 2016)

4.3
Indenture, dated November 14, 2005, by and among Plum Creek Timberlands, L.P., as Issuer, Weyerhaeuser Company, as successor to Plum Creek Timber Company, Inc., as Guarantor, and U.S. Bank National Association, as Trustee (Incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K, File No. 1-4825, filed on February 19, 2016)

4.4
Officer’s Certificate dated November 15, 2010, executed by Plum Creek Timberlands, L.P., as Issuer, establishing the terms and form of the 4.70% Notes due 2021 (Incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K, File No. 1-4825, filed on February 19, 2016)

4.5
Officer’s Certificate dated November 26, 2012, executed by Plum Creek Timberlands, L.P., as Issuer, establishing the terms and form of the 3.25% Notes due 2023 (Incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K, File No. 1-4825, filed on February 19, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Devin W. Stockfish
Name:	Devin W. Stockfish
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: September 30, 2016

EXHIBIT INDEX

Exhibit No.	Description
4.1
Supplemental Indenture No. 2 dated September 28, 2016, by and between Weyerhaeuser Company, as Successor Issuer, and U.S. Bank National Association, as Trustee, relating to the 4.70% Notes due 2021 and the 3.25% Notes due 2023

4.2
Supplemental Indenture No. 1 dated February 19, 2016 by and among Plum Creek Timberlands, L.P., as Issuer, Weyerhaeuser Company, as Successor Guarantor, and U.S. Bank National Association, as Trustee (Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, File No. 1-4825, filed on February 19, 2016)

4.3
Indenture, dated November 14, 2005, by and among Plum Creek Timberlands, L.P., as Issuer, Weyerhaeuser Company, as successor to Plum Creek Timber Company, Inc., as Guarantor, and U.S. Bank National Association, as Trustee (Incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K, File No. 1-4825, filed on February 19, 2016)

4.4
Officer’s Certificate dated November 15, 2010, executed by Plum Creek Timberlands, L.P., as Issuer, establishing the terms and form of the 4.70% Notes due 2021 (Incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K, File No. 1-4825, filed on February 19, 2016)

4.5
Officer’s Certificate dated November 26, 2012, executed by Plum Creek Timberlands, L.P., as Issuer, establishing the terms and form of the 3.25% Notes due 2023 (Incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K, File No. 1-4825, filed on February 19, 2016)